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Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to Rule 14a-12
VALUECLICK, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/	No fee required.
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: N/A
	(2)	Aggregate number of securities to which transaction applies: N/A
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
	(4)	Proposed maximum aggregate value of transaction: N/A
	(5)	Total fee paid: N/A
/ /	Fee paid previously with preliminary materials.
/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount previously paid: N/A
	(2)	Form, Schedule or Registration Statement no.: N/A
	(3)	Filing Party: N/A
	(4)	Date Filed: N/A

VALUECLICK, INC.

NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS
AND
PROXY STATEMENT

DATE:	May 11, 2001
TIME:	10:00 AM
PLACE:	4360 Park Terrace Drive, Suite 100 Westlake Village, California

April 19, 2001

Dear Stockholders:

    It is my pleasure to invite you to ValueClick's 2001 Annual Meeting of Stockholders.

    We will hold the meeting on May 11, 2001, at our corporate headquarters, 4360 Park Terrace Drive, Suite 100, Westlake Village, California. In addition to the formal items of business, we will review the major developments of 2000 and answer your questions.

    This booklet includes the Notice of Annual Meeting and the Proxy Statement. The Proxy Statement describes the business that we will conduct at the meeting and provides information about ValueClick.

    Your vote is important. Whether you plan to attend the meeting or not, please complete, date, sign and return the enclosed proxy card promptly. If you received more than one proxy card because you own shares registered in different names or at different addresses, please be sure to separately complete and return each proxy card. If you attend the meeting and prefer to vote in person, you may do so.

    We look forward to seeing you at the meeting.

                      Sincerely,

                      James R. Zarley
                       Chairman, Chief Executive Officer and President

VALUECLICK, INC.
 4360 Park Terrace Drive, Suite 100
Westlake Village, California 91361

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
May 11, 2001 at 10:00 AM, Local Time

DATE:	May 11, 2001
TIME:	10:00 AM
PLACE:	4360 Park Terrace Drive, Suite 100 Westlake Village, California

Dear Stockholders:

    At our annual meeting, we will ask you to:

  1.
  Elect nine directors for terms expiring in 2002.

  2.
  Transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

    The foregoing items of business are more fully described in the proxy statement which is attached and made a part hereof.

    For ten days prior to the annual meeting, a complete list of our stockholders entitled to vote at the meeting will be available for inspection by any stockholder for any purpose relating to the meeting during ordinary business hours at our offices at 4360 Park Terrace Drive, Suite 100, Westlake Village, California. This list will also be available for inspection at the annual meeting.

    If you were a stockholder of record at the close of business on April 19, 2001, you may vote at the annual meeting.

                      By order of the board of directors,

                      Kurt A. Johnson

                      Chief Financial Officer and Secretary

April 19, 2001
Westlake Village, California

VALUECLICK, INC.
 4360 Park Terrace Drive, Suite 100
Westlake Village, California 91361
PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 11, 2001

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why Did You Send Me this Proxy Statement?

    We sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote at the 2001 annual meeting of stockholders. This proxy statement summarizes the information you need to know to cast a vote at the annual meeting. However, you do not need to attend the annual meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

Who is Entitled to Vote?

    We will begin sending this proxy statement, the attached notice of annual meeting and the enclosed proxy card on or about April 19, 2001, to all stockholders entitled to vote. Stockholders who owned ValueClick, Inc. common stock at the close of business on April 19, 2001, are entitled to vote. On this record date, there were approximately 36,440,071 shares of ValueClick common stock, par value $0.001 per share, outstanding. ValueClick's common stock is our only class of voting stock. We are also authorized to issue up to 20,000,000 shares of preferred stock, par value $0.001 per share, of which no shares are presently issued and outstanding. We are also sending along with this proxy statement, the ValueClick 2000 Annual Report, which includes our consolidated financial statements.

What Constitutes a Quorum?

    The holders of a majority of the outstanding shares of ValueClick common stock entitled to vote at the meeting must be present, in person or represented by proxy, in order to constitute a quorum. We can conduct the business of the meeting only if a quorum has been established. We will include proxies marked as abstentions and broker non-votes in determining the number of shares present at the meeting.

How Many Votes Do I Have?

    Each share of ValueClick common stock that you own entitles you to one vote. The proxy card indicates the number of shares ValueClick common stock that you own.

How Do I Vote By Proxy?

    Whether you plan to attend the annual meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the postage-prepaid envelope provided. Returning the proxy card will not affect your right to attend the annual meeting and vote.

    If you properly fill in your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the board of directors as follows:

  •
  "FOR" the election of all nine nominees for director (see pages 19 to 21).

    If any other matter is presented, your proxy will vote in accordance with the recommendation of the board of directors or, if no recommendation is given, in their own discretion. At the time this proxy statement went to press, we knew of no matters which needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

May I Change My Vote After I Return My Proxy?

    Yes. If you give a proxy, you may change your vote at any time before it is exercised. You may change your vote in any one of three ways:

  •
  You may send our Corporate Secretary another proxy with a later date.
  •
  You may notify our Corporate Secretary in writing before the annual meeting that you have revoked your proxy.
  •
  You may attend the annual meeting and vote in person.

How Do I Vote in Person?

    If you plan to attend the annual meeting and vote in person, we will give you a ballot form when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring the proxy card, an account statement or a letter from the nominee indicating that you are the beneficial owner of the shares on April 19, 2001, the record date for voting, and a written instruction from the nominee authorizing you to vote the shares.

What Vote Is Required to Approve Each Proposal?

Proposal 1: Elect Nine Directors	The nine nominees for director who receive the most votes will be elected. So, if you do not vote for a particular nominee, or you indicate "WITHHOLD AUTHORITY" to vote for a particular nominee on your proxy card, your vote will not count either "for" or "against" the nominee.
The Effect of Broker Non-Votes	If your broker holds your shares in its name, the broker will be entitled to vote your shares on Proposal 1 even if it does not receive instructions from you.
If your broker does not vote your shares on Proposal 1, such "broker non-votes" will have no effect on the outcome since only a plurality of votes actually cast is required to elect a director.

What Are the Costs of Soliciting these Proxies?

    We will pay all the costs of soliciting these proxies. In addition to mailing proxy soliciting material, our directors, officers and employees also may solicit proxies in person, by telephone or by other electronic means of communications for which they will receive no compensation. We will ask banks, brokers, and other institutions, nominees and fiduciaries to forward the proxy material to their principals and to obtain authority to execute proxies. We will then reimburse them for their reasonable expenses. In addition, we may pay for and use the services of individuals or companies that we do not regularly employ in connection with the solicitation of proxies if the board of directors determines this is advisable.

How Do I Obtain an Annual Report on Form 10-K?

    If you would like a copy of our Annual Report on Form 10-K for the year ended December 31, 2000, that we filed with the Securities and Exchange Commission, or SEC, we will send you one without charge. Please write to:

            ValueClick, Inc.
            4360 Park Terrace Drive, Suite 100
            Westlake Village, California 91361
            Attention: Chief Financial Officer

INFORMATION ABOUT VALUECLICK COMMON STOCK OWNERSHIP

Security Ownership of Certain Beneficial Owners and Management

    The following table sets forth information regarding the beneficial ownership of our common stock as of March 31, 2001 for each of the following persons:

  •
  each of our directors and each of our chief executive officer and our highest compensated executive officers with an annual salary and bonus exceeding $100,000 during 2000;
  •
  all directors and executive officers as a group; and
  •
  each person who is known by us to own beneficially five percent or more of our common stock.

    Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or become exercisable within 60 days of March 31, 2001 are included. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated in the table, each person and entity named in the table has sole voting and sole investment power with respect to the shares set forth opposite its name. Applicable ownership is based on 36,440,071 shares of common stock outstanding as of March 31, 2001.

	Shares Beneficially Owned
Name of Stockholder (1)	Number	Percent
Named executive officers and directors:
James R. Zarley (2)	1,546,988	4.2%
Samuel J. Paisley (3)	25,000	*
Kurt A. Johnson (4)	150,000	*
Peter Wolfert	—	*
Steven J. Umberger (5)	1,006,232	2.8%
John H. Schwenk (6)	237,038	*
Earl A. Malm II (7)	554,502	1.5%
Brian Coryat (8)	4,680,164	12.8%
David S. Buzby (9)	461,564	1.3%
Robert D. Leppo	999,732	2.7%
Martin T. Hart (10)	503,702	1.4%
Jeffrey E. Epstein (11)	7,878,562	21.6%
Barry Salzman (12)	7,878,562	21.6%
5% Stockholders:
DoubleClick, Inc. (13)	7,878,562	21.6%
Taj Chahal (14)	1,818,132	5.0%
Gurbaksh Chahal (15)	2,597,323	7.1%
All directors and executive officers as a group (13 persons) (16)	18,043,484	47.6%

*
Less than 1%.

(1)
Unless otherwise indicated, the address of each person set forth above is in care of ValueClick, Inc., 4360 Park Terrace Drive, Suite 100, Westlake Village, California 91361.

(2)
Includes (a) 300,000 shares of common stock issuable upon exercise of stock options at a price of $0.25 per share, which are presently exercisable or will become exercisable within 60 days from March 31, 2001 and (b) 364,445 shares of common stock issuable upon exercise of stock options at a price of $1.00 per share, which are presently exercisable or will become exercisable within 60 days from March 31, 2001.

(3)
Represents 25,000 shares of common stock issuable upon exercise of stock options at a price of $11.00 per share, which are presently exercisable or will become exercisable within 60 days from March 31, 2001.

(4)
Represents 150,000 shares of common stock issuable upon exercise of stock options at a price of $1.00 per share, which are presently exercisable or will become exercisable within 60 days from March 31, 2001.

(5)
Includes (a) 162,210 shares of common stock held by Margaret Norine Davis, as Trustee of the Steven J. Umberger 1999 Grantor Annuity Trust and (b) 38,021 shares of common stock issuable upon exercise of stock options at a price of $11.00 per share, which are presently exercisable or will become exercisable within 60 days from March 31, 2001.

(6)
Includes 200,000 shares of common stock issuable upon exercise of stock options at a price of $0.25 per share, which are presently exercisable or will become exercisable within 60 days from March 31, 2001.

(7)
Includes 413,600 shares of common stock issuable upon exercise stock options at a price of $1.00 per share, which are presently exercisable or will become exercisable within 60 days from March 31, 2001.

(8)
Represents (a) 125,000 shares of common stock held by Brian Coryat, as Trustee of The Brian Coryat Trust No. 1 and (b) 4,555,164 shares held by Brian Coryat and Rosario Coryat, as Co-Trustees of the Coryat Family Living Trust, Dtd 4/21/99, for the benefit of Mr. Coryat's family.

(9)
Includes 146,342 shares of common stock held by the Buzby-Vasan 1997 Trust.

(10)
Represents 503,702 shares of common stock held by H Investment Company LLC. Mr. Hart is the managing partner of H Investment Company LLC.

(11)
Reflects 7,872,562 shares of common stock owned by DoubleClick, Inc. and does not include shares issuable upon exercise of the DoubleClick warrant, described more fully in footnote 13 below. Mr. Epstein is the Executive Vice President of DoubleClick, Inc.

(12)
Reflects 7,878,562 shares of common stock owned by DoubleClick, Inc. and does not include shares issuable upon exercise of the DoubleClick warrant, described more fully in footnote 13 below. Mr. Salzman is the President of Global Media of DoubleClick, Inc.

(13)
The address of DoubleClick, Inc. is 450 West 33rd Street, 16th Floor, New York, New York 10001. Excludes an indeterminate number of shares of our common stock issuable upon exercise of a common stock purchase warrant at $21.76 per share. The number of shares of our common stock which DoubleClick may purchase under the warrant is that number of shares which, when added to the shares of our common stock purchased by DoubleClick under the purchase agreement and any other shares of our common stock subsequently purchased by DoubleClick, would cause DoubleClick and its affiliates to hold 45% of all outstanding ValueClick common stock on a fully-diluted basis.

(14)
The address of Taj Chahal is in care of ClickAgents, Inc., 46177 Warm Springs Boulevard, Fremont, California 94539.

(15)
The address of Gurbaksh Chahal is in care of ClickAgents, Inc., 46177 Warm Springs Boulevard, Fremont, California 94539.

(16)
Includes (a) 500,000, 928,045 and 63,021 shares of common stock issuable upon the exercise of stock options with a price of $0.25, $1.00 and $11.00 per share, respectively, which are presently exercisable or will become exercisable within 60 days of March 31, 2001 and (b) 7,878,562 shares of common stock owned by DoubleClick, Inc. and does not include shares issuable upon the exercise of the DoubleClick Warrant. Messrs. Epstein and Salzman are the Executive Vice President and President of Global Media of DoubleClick, Inc., respectively.

Compensation Committee Interlocks and Insider Participation

    No interlocking relationship exists between ValueClick's executive officers, board of directors or compensation committee and any executive officer or member of the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

Did Directors, Executive Officers and Greater-Than-10% Stockholders Comply With Section 16(a) Beneficial Ownership Reporting in 2000?

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, officers, and greater-than-10% stockholders to file with the SEC and the NASDAQ Stock Market on changes in their beneficial ownership of ValueClick common stock and to provide ValueClick with copies of the reports. Based on our review of these reports and of certifications furnished to us, we believe that all of those reporting persons complied with their filing requirements for 2000, except that Messrs. Buzby, Epstein and Leppo did not timely file their Forms 3 in March 2000, Mr. Umberger did not timely file his Form 4 for the month of April 2000, Mr. Leppo did not timely file his Form 4 for the month of May 2000, the Coryat Family Living Trust did not timely file its Form 3 in December 2000, Mr. Malm did not timely file his Form 4 for the month of December 2000 and Mr. Umberger did not timely file his Form 5 for the year ended December 2000.

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

The Board of Directors

    The board of directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the board does not involve itself in day-to-day operations. The directors keep themselves informed through, among other things, discussions with the chairman, other key executives and our principle external advisers (legal counsel, outside auditors, investment bankers and other consultants), reading reports and other materials that we send them and participating in board and committee meetings.

    The board met four times during fiscal 2000. Each incumbent director attended at least 75% of the total number of board and committee meetings, of which the director was a member, held in fiscal 2000.

The Committees of the Board

    The board has an audit committee and a compensation committee. The full board of directors nominates our officers and directors for election.

The Audit Committee	The audit committee monitors our corporate financial reporting and internal and external audits. Directors Leppo, Hart, Buzby and Epstein serve as members of the audit committee. The audit committee met three times during fiscal 2000.

The board has adopted and approved a charter for the Audit Committee, a copy of which is attached as an appendix to this Proxy Statement. The listing standards of the National Association of Securities Dealers, Inc. ("NASD") require, among other things, that we have an audit committee of at least three members, comprised solely of independent directors, at least one of whom has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background. The NASD's listing standards permit our board of directors to appoint one director to the audit committee who is not independent, if the board, under exceptional and limited circumstances, determines that such director's membership on the audit committee is in the best interest of ValueClick and its stockholders, and the board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

Mr. Leppo, Mr. Hart and Mr. Buzby are considered independent directors under the definition of independence in the NASD's listing standards. Our board of directors appointed Mr. Epstein to the audit committee. Mr. Epstein, by virtue of the fact that he is an Executive Vice President of DoubleClick, Inc., an affiliate of ValueClick, does not meet the NASD's definition of independence. In accordance with the NASD's listing standards, our board of directors determined that it would be in the best interests of ValueClick and its stockholders to keep Mr. Epstein on the audit committee because he has extensive experience in the financial affairs of publicly held companies, in general, and the Internet advertising industry, in particular, and is familiar with ValueClick and its financial affairs.
The Compensation Committee
The compensation committee makes recommendations regarding our employee stock plans and makes decisions concerning salaries and incentive compensation for employees and consultants of ValueClick. Directors Leppo, Buzby and Salzman currently serve as members of the compensation committee. The compensation committee met three times during fiscal 2000.

How Do We Compensate Directors?

    The directors of ValueClick do not currently receive salaries or fees for serving as directors or for serving on committees of our board of directors.

Certain Relationships and Related Transactions

    On February 28, 2000, we completed a strategic investment transaction with DoubleClick, Inc., a leading worldwide provider of Internet advertising solutions for advertisers and Web publishers. The terms of this agreement involved an investment by DoubleClick of approximately $95.8 million in ValueClick and possible additional investments by DoubleClick in the future. DoubleClick's common stock is quoted on the Nasdaq National Market under the symbol "DCLK." Under the terms of the investment, DoubleClick acquired approximately 30% of our fully diluted outstanding common stock and a 15-month warrant to acquire additional shares of our common stock at $21.76 per share for an amount of shares so that DoubleClick could own up to 45% of our fully diluted capital stock.

    ValueClick and certain of its principal stockholders have also agreed to grant certain additional rights to DoubleClick, including an agreement to elect designees of DoubleClick to our board of directors, a right of first offer in connection with future sales of shares of our capital stock and a right of first offer in the event of a sale of ValueClick. In addition, in connection with the strategic transaction with DoubleClick, we entered into a DART services agreement with DoubleClick relating to DoubleClick's dynamic ad matching, targeting and delivery technology.

Executive Officers

Name and Age	Principal Occupation and Business Experience
James R. Zarley (56)	James R. Zarley is the Chairman of the Board, Chief Executive Officer and President of ValueClick. He has served as Chairman, and has been an advisor to ValueClick, since May 1998. In February 1999, Mr. Zarley joined ValueClick in a full-time capacity and in May 1999 he became Chief Executive Officer. In January of 2001, Mr. Zarley assumed the added position of President of ValueClick, Inc. Prior to joining ValueClick, from April 1987 to December 1996, Mr. Zarley was Chief Executive Officer of Quantech Investments, an information services company. From December 1996 to May 1998, Mr. Zarley was the Chairman and Chief Executive Officer of Best Internet, until its merger with Hiway Technologies, a Web hosting company, in May 1998. From May 1998 to January 1999, Mr. Zarley was the Chief Operating Officer of Hiway Technologies until its merger with Verio. Mr. Zarley has more than 30 years of technology business experience as a senior executive.

Samuel J. Paisley (51)
Samuel J. Paisley is the Chief Operating Officer and Executive Vice President of Corporate Development of ValueClick. Mr. Paisley joined ValueClick in his initial role of Executive Vice President in April 2000 and assumed the added position of Chief Operating Officer in January 2001. Mr. Paisley previously served as Chief Financial Officer and Executive Vice President of Automata International from June 1998 to March 2000. Between August 1980 and June 1998 he held several positions at KPMG LLP, finishing his employment as a partner in Information, Communications and Entertainment. Mr. Paisley brings nearly 30 years of financial experience to the ValueClick team. Mr. Paisley graduated with a B.A. from Washington & Jefferson College and an M.B.A. from the University of Pittsburgh.
Kurt A. Johnson (38)
Kurt A. Johnson joined ValueClick as its Chief Financial Officer in May 1999 and has also served as its Secretary since September 1999. Mr. Johnson brings over 15 years of financial management experience to the ValueClick team. From February 1998 to May 1999, Mr. Johnson was an investment banker at Olympic Capital Partners, specializing in mergers and acquisitions and Internet company investments. Mr. Johnson also served as Vice President of Investments for Bozarth & Turner Securities from March 1995 through January 1998. He served as Chief Financial Officer of HSD Corporation, a privately held industrial automation company, from April 1994 to March 1995, and was a divisional controller for Ogden Corporation from February 1990 to April 1994. Mr. Johnson graduated with a B.A. from Eastern Washington University and an M.B.A. from Gonzaga University and is also a Certified Management Accountant.
Peter Wolfert (37)
Peter Wolfert joined ValueClick as its Chief Technology Officer in June 2000. Previously, Mr. Wolfert was the Senior Vice President and Director of Information Technology for Mellon Capital Management, an investment management firm in San Francisco, from October 1998 until June 2000. Prior to that he served as Senior Vice President of Information Technology at AIM Funds in San Francisco from October 1995 to October 1998. From January 1992 until October 1995, Mr. Wolfert was Senior Vice President of Information Technology at Trust Company of the West (TCW) in Los Angeles. Mr. Wolfert has over nine years experience in driving Information Technology strategic direction and tactical initiatives in technology dependent organizations. Mr. Wolfert graduated with a B.S. from the University of California at Davis, and also earned an M.B.A. with emphasis in Management Information Systems from the University of California at Irvine.

Steven J. Umberger (39)
Steven J. Umberger has been a director since May 1998 and President of ValueClick International since March 2000. Mr. Umberger also served as the President of ValueClick Europe, Limited from August 1999 until February 2000. From April 1995 to June 1999, he was employed as the Chief Marketing Officer of Hiway Technologies, a Web hosting company and later a division of Verio. Prior to that, he served as Chief Executive Officer of IAAI, a computer reseller company from March 1991 to March 1995. From March 1993 to June 1997, Mr. Umberger was also the co-owner of Acme Barricades Company, a construction rental company. Mr. Umberger graduated with a B.A. from the Virginia Military Institute and an M.B.A. from the College of William and Mary.

How Do We Compensate Executive Officers?

    The following table sets forth all compensation awarded to, earned by or paid to our Chief Executive Officer and other executive officers whose cash compensation exceeded $100,000 in 2000 for services rendered to ValueClick in all capacities in 1999 and 2000. We refer to these individuals as named executive officers in this proxy statement.

Executive Compensation Table

		Annual Compensation				Long-Term Compensation
Name and Principal Position	Year	Salary		Bonus	Other Annual Compensation	Securities Underlying Options/SARs		All Other Compensation
James R. Zarley	2000	$252,083	(1)	—	—	—		—
Chairman, Chief Executive	1999	$123,750	(2)	$110,000	—	1,400,000		—
Officer and President
Brian Coryat	2000	$100,000	(3)	—	—	—		$3,000	(11)
Founder and former	1999	$139,290	(4)	$110,000	—	—		$3,000	(11)
Vice Chairman
Earle A. Malm II	2000	$281,250		—	—	500,000	(10)	—
Vice Chairman and former	1999	$87,500	(5)	$110,000	—	413,600		—
President and Chief
Operating Officer
Kurt A. Johnson	2000	$130,000		—	—	—		$3,900	(11)
Chief Financial Officer and	1999	$78,833	(6)	$110,000	—	150,000		$650	(11)
Secretary
Samuel J. Paisley	2000	$100,000	(7)	$25,000	—	100,000		$1,875	(11)
Chief Operating Officer	1999	—		—	—	—		—
Peter Wolfert	2000	$103,077	(8)	—	—	150,000		$1,042	(11)
Chief Information Officer	1999	—		—	—	—		—
John H. Schwenk	2000	$100,000		$12,500	—	—		$3,000	(11)
Former Chief Technology	1999	$74,295	(9)	—	—	200,000		$750	(11)
Officer

(1)
Mr. Zarley's base salary decreased from $300,000 to $200,000 in August 2000.

(2)
Mr. Zarley commenced his employment in February 1999 at a base salary of $150,000.

(3)
Mr. Coryat ceased receiving his base salary of $150,000 effective September 2000.

(4)
Mr. Coryat's base salary increased from $120,000 to $150,000 in May 1999. Salary information reflects Mr. Coryat's employment as our President for the year ended December 31, 1999.

(5)
Mr. Malm commenced his employment in June 1999 at a base salary of $150,000. Salary information reflects Mr. Malm's employment as our Chief Marketing Officer for the year ended December 31, 1999. Mr. Malm relinquished his duties as President and Chief Operating Officer in December 2000 and became Vice Chairman.

(6)
Mr. Johnson commenced his employment in May 1999 at a base salary of $130,000.

(7)
Mr. Paisley commenced his employment in March 2000 at a base salary of $150,000.

(8)
Mr. Wolfert commenced his employment in June 2000 at a base salary of $200,000.

(9)
Mr. Schwenk commenced his employment in April 1999 at a base salary of $100,000.

(10)
The grant of 500,000 options was surrendered pursuant to Mr. Malm's December 2000 employment agreement.

(11)
Represents 401(k) matching contributions paid by us on executive's behalf.

Stock Options Granted During 2000

    The following table sets forth certain information regarding options to purchase common stock granted to named executive officers during 2000 including the potential realizable value over the ten-year term of the options, based on assumed annually compounded rates of stock value appreciation. These assumed rates of appreciation comply with the rules of the SEC and do not represent our estimate of future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of our common stock. No stock appreciation rights were granted to these individuals during the year.

    These options were granted under our 1999 Stock Option Plan. See "—Employment Agreements" for more information on the vesting of the option shares.

    The following table sets forth information regarding the option grants to our named executive officers. All the options were granted at an exercise price which our board of directors believed to be equal to the fair market value of our common stock on the date of grant. The potential realizable values set forth in the table are computed by:

  •
  multiplying the number of shares of common stock subject to the option by the exercise price per share for each option;

  •
  assuming that the stock value derived from that calculation compounds at the annual 5% or 10% rate shown in the table for the entire ten-year term of the option; and

  •
  subtracting that result from the total option exercise price. The 5% and 10% values assume annual rates of stock price appreciation as mandated by the rules of the SEC and do not represent our estimate or projection of future common stock prices.

	Number of Securities Underlying Options Granted		Percent of Total Options Granted to Employees in 2000			Potential Realizable Value at Assumed Annual Rates of Stock Appreciation for Option Term
				Exercise Price Per Share	Expiration Date
Name						5%	10%
Earl A. Malm II	500,000	(1)	25.9%	$11.00	2/14/10	$3,458,920	$8,765,583
Samuel J. Paisley	100,000		5.2%	$11.00	3/27/10	$691,784	$1,753,117
Peter Wolfert	150,000		7.8%	$8.03	7/12/10	$757,504	$1,919,663
Brian Coryat	—		—	—	—	—	—
James R. Zarley	—		—	—	—	—	—
Kurt A. Johnson	—		—	—	—	—	—
John H. Schwenk	—		—	—	—	—	—

(1)
The grant of 500,000 options was surrendered pursuant to Mr. Malm's December 2000 employment agreement.

Aggregate Option Values at December 31, 2000

    The following table sets forth the number of shares of common stock subject to exercisable and unexercisable stock options held as of December 31, 2000 by our named executive officers. Also reported are values of "in-the-money" options, which represent the positive spread between the exercise prices of outstanding stock options and $4.94, the fair market value per share at December 31, 2000.

		Value Realized (Market Price at Exercise Less Exercise Price)	Number of Securities Underlying Unexercised Options at December 31, 2000
	Number of Shares Acquired on Exercise
					Value of Unexercised In-the-Money Options at December 31, 2000
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Earl A. Malm II	—	—	517,767	395,833	$1,628,550	—
Samuel J. Paisley	—	—	—	100,000	—	—
Peter Wolfert	—	—	—	150,000	—	—
Brian Coryat	—	—	—	—	—	—
James R. Zarley	455,555	$8,424,990	547,778	396,667	$2,381,915	$1,561,876
Kurt A. Johnson	—	—	131,250	18,750	$516,797	$73,828
John H. Schwenk	—	—	161,000	39,000	$754,688	$182,813

Employment Agreements

    We have entered into employment agreements with each of Messrs. Zarley, Malm, Schwenk, Johnson, Paisley and Wolfert. Under these agreements, each of them is entitled to a base salary as set forth in the table below. In connection with these agreements, we have granted each of them options to purchase shares of our common stock under our 1999 Stock Option Plan as set forth in the table below. We entered into employment agreements with Mr. Malm in June 1999, February 2000 and December 2000. The June 1999 employment agreement was entered into in connection with Mr. Malm's employment as our Chief Marketing Officer. The February 2000 agreement was entered into in connection with Mr. Malm's appointment as our President and Chief Operating Officer. Under the December 2000 agreement, Mr. Malm resigned as President and Chief Operating Officer of ValueClick and was appointed Vice Chairman. Under these agreements, Mr. Malm remains entitled to the 413,600 options granted under the June 1999 agreement, and has agreed to surrender the 500,000 options granted under the February 2000 agreement. In addition, under the December 2000 agreement, Mr. Malm will be entitled to be reimbursed for the value, if any, of his surrendered options which would have been vested at the time of the eventual termination of that agreement. Of the options granted under these agreements discussed above, 600,000 of the options granted to Mr. Zarley, all of the options granted to Mr. Malm under his June 1999 employment agreement, 100,000 of the options granted to Mr. Schwenk, and 75,000 of the options granted to Mr. Johnson became immediately exercisable upon the closing of our initial public offering.

Options Granted Under Employment Agreements

Name	Base Salary		Number of Securities Underlying Options		Exercise Price	Expiration Date
James R. Zarley	$200,000		800,000	(1)	$0.25	May 13, 2009
			600,000	(1)	$1.00	May 19, 2009
Earle A. Malm II	$150,000	(2)	13,600	(3)	$1.00	May 14, 2009
			400,000	(3)	$1.00	June 1, 2009
	$300,000	(4)	500,000	(5)	$11.00	February 14, 2010
Kurt A. Johnson	$130,000		150,000	(6)	$1.00	May 24, 2009
John H. Schwenk	$100,000		200,000	(7)	$0.25	May 13, 2009
Samuel J. Paisley	$150,000	(8)	100,000	(9)	$11.00	March 27, 2010
Peter Wolfert	$200,000	(10)	150,000	(11)	$8.03	July 12, 2010

(1)
150,000 of Mr. Zarley's options became exercisable in June 1999. 450,000 of the options became exercisable upon the closing of our initial public offering. An additional 155,555 of Mr. Zarley's options became exercisable in December 1999. The remaining 644,445 options become exercisable in equal monthly installments over 29 months beginning April 2000.

(2)
Reflects salary and options provided in Mr. Malm's June 1999 employment agreement. Except for the options granted under Mr. Malm's June 1999 employment agreement, all other provisions of the June 1999 and February 2000 employment agreements have been superseded by Mr. Malm's December 2000 employment agreement.

(3)
These options are currently exercisable.

(4)
Reflects compensation provided in Mr. Malm's February 2000 and December 2000 employment agreements.

(5)
The grant of 500,000 options was surrendered pursuant to Mr. Malm's December 2000 employment agreement.

(6)
25,000 of Mr. Johnson's options became exercisable in November 1999. 75,000 options became exercisable upon the closing of our initial public offering. The remaining 75,000 options vested over the 12 months ended March 2001.

(7)
100,000 options became exercisable upon the closing of our initial public offering and the remaining 100,000 options vested over the 12 months ended March 2001.

(8)
Reflects compensation and options provided in Mr. Paisley's March 2000 employment agreement.

(9)
Mr. Paisley's options vest annually over a four year term commencing March 29, 2001.

(10)
Reflects compensation and options provided in Mr. Wolfert's July 2000 employment agreement.

(11)
Mr. Wolfert's options vest annually over a four year term commencing July 12, 2001.

    All of the current employment agreements described above may be terminated at any time by either party upon ten days' notice. These employment agreements continue until terminated by either us or the employee. Mr. Malm will be entitled to all salary, stock options and health and welfare benefits he would have been entitled to until December 31, 2001 if we terminate his employment for other than cause or if he is terminated for any reason following a change of control prior to such date. Under Mr. Johnson's employment agreement, if we terminate Mr. Johnson's employment in connection with, or following and by reason of, the transfer of ownership of 50% or more of ValueClick, he will be entitled to severance equal to one year's salary.

Reports of the Compensation Committee and Audit Committee

    The following Compensation Committee's Report on Executive Compensation and Audit Committee's Report on the Company's audited financial statements for the fiscal year ended December 31, 2000 shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulations 14A or 14C of the SEC or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, notwithstanding any general incorporation by reference of this proxy statement into any other document.

The Report of the Compensation Committee on Executive Compensation

    The following is a report of the Compensation Committee of the board of directors (the "Compensation Committee") describing the compensation policies applicable to our executive officers during the fiscal year ended December 31, 2000. The Compensation Committee is responsible for ensuring that we provide competitive compensation practices and that those practices are in accordance with all legal requirements and are of the highest quality. These responsibilities include making recommendations to the board of directors regarding all forms of compensation to be provided to the executive officers, senior executives and directors of the corporation, and all bonus and stock compensation to all employees.

General Compensation Policy

    Under the supervision of the Compensation Committee, our compensation policy is designed to attract and retain qualified key executives critical to the our growth and long-term success. It is the objective of the Compensation Committee to have a portion of each executive's compensation contingent upon our performance, as well as upon the individual's personal performance. Accordingly, each executive officer's compensation package is comprised of three elements: (1) base salary which reflects individual performance and expertise; (2) variable bonus awards established explicitly in employment agreements or determined individually by the Board or Compensation Committee, which are payable in cash and tied to the achievement of certain performance goals; and (3) long-term stock-based incentive awards which are designed to strengthen the mutuality of interests between the executive officers and our stockholders.

    The following summary describes in more detail the factors which the Compensation Committee considers in establishing each of the three primary components of the compensation package provided to the executive officers.

Base Salary

    The level of base salary is established on the basis of the individual's qualifications and relevant experience, the strategic goals for which she or he has responsibility, compensation levels at companies which compete with us for business and executive talent, and incentives necessary to attract and retain qualified management. Base salary is adjusted annually to take into account the individual's performance and to maintain a competitive salary structure. It is the policy of ValueClick that the Compensation Committee or the Board of Directors review and approve base wage compensation proposals for executive officers.

Cash-Based Incentive Compensation

    Cash bonuses are awarded to executive officers on the basis of their success in achieving designated individual goals and our success in achieving specific company-wide goals, such as revenue growth, operating margin targets and new business opportunities.

Long-Term Incentive Compensation

    We utilize our stock option plans to provide executive and other key employees with incentives to maximize long-term stockholder values. Awards under this plan take the form of incentive stock options designed to give the recipient a meaningful stake in the equity in ValueClick and thereby closely align his or her interests with those of our stockholders.

Compensation of the Chief Executive Officer

    James R. Zarley has served as Chairman of the Board since May 1998, and as Chief Executive Officer of ValueClick since May 1999. He became President of ValueClick in January 2001. In August 2000, Mr. Zarley volunteered to reduce his base salary from $300,000 to $200,000 in order to help ValueClick reduce its operating expenses.

    The factors discussed above under "Base Salary" and "Long-Term Incentive Compensation" were applied in establishing the amount of Mr. Zarley's salary. Mr. Zarley's base salary for 2000 was determined after considering a number of our business achievements in 1999, including progress towards our initial public offering, substantial growth in our business and growth and development in our organization, as well as Mr. Zarley's assumption of increased duties during 1999.

Deductibility of Executive Compensation

    The Compensation Committee has considered the impact of Section 162(m) of the Internal Revenue Code adopted under the Omnibus Budget Reconciliation Act of 1993, which section disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the chief executive officer and the four other most highly compensated executive officers, respectively, unless such compensation meets the requirements for the "performance-based" exception to Section 162(m). As the cash compensation paid by ValueClick to each of its executive officers is expected to be below $1 million and the Compensation Committee believes that options granted under our 1999 Incentive Stock Option Plans to such officers will meet the requirements for qualifying as performance-based, the Compensation Committee believes that Section 162(m) will not affect the tax deductions available to us with respect to the compensation of its executive officers. It is the Compensation Committee's policy to qualify, to the extent reasonable, its executive officers' compensation for deductibility under the applicable tax law. However, we may from time to time pay compensation to our executive officers that may not be deductible.

SUBMITTED BY THE COMPENSATION COMMITTEE:
Robert D. Leppo
David S. Buzby
Barry Salzman

The Report of the Audit Committee on ValueClick's Audited Financial Statements

    The Audit Committee of the board of directors (the "Audit Committee") has developed and approved a charter for the Audit Committee. The complete text of the new charter, which reflects standards set forth in new SEC regulations and Nasdaq rules, is reproduced in the appendix to this proxy statement.

    The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2000, which include our consolidated balance sheets as of December 31, 2000, and the related consolidated statements of operations, stockholders' equity and cash flows for each of the three years in the period ended December 31, 2000, and the notes thereto.

Review with Management

    The Audit Committee has reviewed and discussed our audited financial statements with management.

Review and Discussions with Independent Accountants

    The Audit Committee has discussed with PricewaterhouseCoopers LLP, our independent accountants, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) which includes, among other items, matters related to the conduct of the audit of our financial statements. The audit committee has also received written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from us and its related entities) and has discussed with PricewaterhouseCoopers LLP their independence from us.

Conclusion

    Based on the review and discussions referred to above, the Audit Committee recommended to the board that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

SUBMITTED BY THE AUDIT COMMITTEE
Robert D. Leppo
Martin T. Hart
David S. Buzby
Jeffrey E. Epstein

Audit and Non-Audit Fees

    For the fiscal year ended December 31, 2000, fees for services provided by PricewaterhouseCoopers LLP were as follows:

A. Audit	$246,200
B. Financial Information Systems Design and Implementation	$—
C. All Other
Corporate tax consulting	$30,500
Initial public offering	$330,000
Acquisition and divestiture support	$49,300
Other services	$1,900
Total	$657,900

    A representative of PricewaterhouseCoopers LLP is expected to be present at the annual meeting of stockholders. The representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

Performance Graph

    The following graph compares, for the period from March 31, 2000 (the first trading date following our initial public offering) through December 31, 2000, the percentage change in our cumulative total stockholder return of ValueClick common stock with the cumulative total return of the NASDAQ Stock Market (U.S.) Index and JP Morgan H & Q Internet 100 Index. The graph assumes an initial investment of $100. The graph is not necessarily indicative of future price performance.

    The graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate the information by reference, and shall not otherwise be deemed filed under such acts.

Comparison of Total Return to Stockholder Among
ValueClick, NASDAQ Stock Market (U.S.) Index and
JP Morgan H & Q Internet 100 Index.

120
100
80
60
40
20
0
DOLLARS
3/00
4/00
5/00
6/00
7/00
8/00
9/00
10/00
11/00
12/00
VALUECLICK, INC.
NASDAQ STOCK MARKET (U.S.)
JP MORGAN H & Q INTERNET 100

* $100 INVESTED ON 3/31/00 IN STOCK OR INDEX-
INCLUDING REINVESTMENT OF DIVIDENDS.
FISCAL YEAR ENDING DECEMBER 31.

	Cumulative Total Return
	3/00	4/00	5/00	6/00	7/00	8/00	9/00	10/00	11/00	12/00
VALUECLICK, INC.	$100.00	$67.44	$48.03	$53.95	$55.92	$60.53	$33.88	$22.04	$20.39	$25.99
NASDAQ STOCK MARKET (U.S.)	100.00	84.11	73.97	86.94	82.23	91.95	80.00	73.41	56.60	53.56
JP MORGAN H & Q INTERNET 100	100.00	75.36	63.40	74.19	69.55	80.70	71.37	60.46	40.32	36.84

DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD

Proposal 1: Elect Nine Directors

    Our bylaws provide that the exact number of directors will be fixed from time to time by action of stockholders or board of directors. The number of directors currently is fixed at nine.

    The board has nominated nine directors for election at the annual meeting. Each nominee is currently serving as one of our directors. If you re-elect them, they will hold office until the annual meeting in 2002 or until their successors have been elected or until they resign.

    We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the board, or the board may reduce the number of directors to be elected. If any directors resigns, dies or is otherwise unable to serve out his or her term, or the board increases the number of directors, the board may fill the vacancy until the next meeting.

    These are the biographies of ValueClick's nominees for directors, except for James R. Zarley, the Chairman of the Board, Chief Executive Officer and President, and Steven J. Umberger, President of ValueClick International, whose biographies are included above at page 8, under "Executive Officers."

Nominees

Name and Age	Principal Occupation and Business Experience
Earle A. Malm II (51)	Earl A. Malm II has been Vice Chairman of the Board since January 2001 and a director since July of 1999. Previously, Mr. Malm was ValueClick's President and Chief Operating Officer from February 2000 until January 2001. Mr. Malm joined ValueClick in June 1999 as its Chief Marketing Officer and served in this capacity until February 2000. Prior to joining ValueClick, Mr. Malm was the Chief Operating Officer for AIM Funds, an investment management company in San Francisco, from June 1998 to March 1999. From March 1990 to May 1998, Mr. Malm served in various capacities at GT Global, an investment management company, including Senior Vice President of Institutional Marketing, Executive Vice President of Business Development and Chief Operating Officer. In addition, Mr. Malm has over 25 years of business experience in consumer, commercial, industrial and financial services businesses, where he has held senior management positions with GE and RCA. Mr. Malm graduated with a B.S. from Bowling Green State University.
Brian Coryat (39)
Brian Coryat is the founder of ValueClick and has served as a director since the Company's inception. Mr. Coryat served as the Company's Vice Chairman from February 2000 to January 2001. He also served as the Company's President from its inception until February 2000 and acted as the Chief Operating Officer from May 1999 until February 2000. Mr. Coryat's prior experience includes the formation, development and direction of Web-Ignite Corporation, an Internet promotions company, from May 1996 through 1998. From September 1994 through May 1996, Mr. Coryat served as Chief Executive Officer of AAA Internet Promotions, an Internet directory listing service.

David S. Buzby (41)
David S. Buzby has been a director since May 1999. Mr. Buzby is an investor and operator of entrepreneurial companies. Most recently, he was Chief Operating Officer and a founding investor of BarterTrust, an international business-to-business e-commerce barter exchange, from June 1999 to September 2000. Previously, Mr. Buzby worked with Best Internet, a web hosting company, from August 1994 to January 1999. Mr. Buzby held various positions at Best Internet including Chief Financial Officer and Vice Chairman of the Board and was a founding investor. From 1991 through 1995, Mr. Buzby co-founded and was the CEO of Resource Holdings, a company that acquired and re-sold multiple recycling operations in Northern California. From 1988 through 1990, he worked with Springboard Partners, a leveraged buy-out partnership based in Denver, Colorado, acquiring and operating manufacturing and distribution businesses. From 1982 through 1986, Mr. Buzby held various positions in commercial banking with Chase Manhattan and Lloyds Bank International. Mr. Buzby has numerous private investments and serves on the Board of Directors of several private companies. Mr. Buzby graduated with a B.A. from Middlebury College and an M.B.A. Harvard Business School.
Robert D. Leppo (57)
Robert D. Leppo has been a director of ValueClick since May 1998. Mr. Leppo's primary occupation since 1977 has been as a private investor. He serves on the Board of Directors of several private companies. Mr. Leppo graduated with a B.A. from Stanford University and an M.B.A. from Harvard Business School.
Martin T. Hart (65)
Martin T. Hart has been a director since March 1999. Mr. Hart's primary occupations since 1969 has been as a private investor. Mr. Hart is also a director of PJ America, a foods service company, MassMutual Corporate Investors, a investment company, MassMutual Participation Investors, an investment company, Schuler Homes, a builders of homes, Optical Securities, a manufacturer of security systems, T-Netix, a communications company, Vail Banks, a multi-bank holding company, and Ardent Software, a software company, and he continues to serve on the Board of Directors of several private companies. Mr. Hart graduated with a B.A. from Regis University and is a Certified Public Accountant.
Jeffrey E. Epstein (44)
Jeffrey E. Epstein has been a director since February 2000. Mr. Epstein has served as the Executive Vice President of DoubleClick, Inc., a provider of Internet advertising solutions for advertisers and Web publishers, since April 1999. From March 1998 to April 1999, Mr. Epstein served as DoubleClick's Chief Financial Officer. From May 1997 to February 1998, Mr. Epstein served as Chief Financial Officer of Trans National Group Inc., a consumer services company. From January 1995 to March 1997, Mr. Epstein served as Senior Vice President of CUC International Inc., a membership based consumer services company. From February 1988 to December 1994, Mr. Epstein served as Chief Financial Officer of King World Productions, Inc., a television production company. Mr. Epstein received his B.A. from Yale University and his M.B.A. from Stanford University.

Barry Salzman (38)
Barry Salzman has been a director since February 2000. Mr. Salzman has served as the President of Global Media for DoubleClick, Inc., a provider of Internet advertising solutions for advertisers and Web publishers, since November 2000. Prior to that he served as the President of DoubleClick International since joining the company in February 1997. From August 1994 to January 1997, Mr. Salzman served as President of BMS Associates, Inc., a consulting firm. From June 1993 to July 1994, Mr. Salzman served as an associate for AEA Investors, Inc., a principal investment firm. From June 1989 to June 1993, Mr. Salzman served as an Engagement manager for McKinsey & Company, a management consulting firm. Mr. Salzman received his B.S. from the University of Cape Town and his M.B.A. from Harvard University.

The board recommends that you vote "FOR" the election of all nine nominees for director.

INFORMATION ABOUT STOCKHOLDER PROPOSALS

    If you wish to submit proposals to be included in our 2002 proxy statement, we must receive them, in a form which complies with the applicable securities laws, on or before December 20, 2001. In addition, in the event a stockholder proposal is not submitted to us prior to March 5, 2002, the proxy to be solicited by the board of directors for the 2002 annual meeting will confer authority on the holders of the proxy to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the 2002 annual meeting without any discussion of the proposal in the proxy statement for such a meeting. Please address your proposals to: ValueClick, Inc., 4360 Park Terrace Drive, Suite 100, Westlake Village, California 91361, Attention: Secretary.

                      By Order of the Board of Directors,

                      Kurt A. Johnson

                      Chief Financial Officer and Secretary

APPENDIX

AUDIT COMMITTEE CHARTER

VALUECLICK, INC.

I.  PURPOSE

    The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the stockholders and others, the systems of internal controls which management and the Board of Directors have established, and the audit and financial reporting process of ValueClick, Inc. (the "Corporation").

    The independent auditors' ultimate responsibility is to the Board of Directors and the Audit Committee, as representatives of the stockholders. These representatives have the ultimate authority to select, evaluate, and, where appropriate, replace the independent auditors.

    The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.  COMPOSITION

    The Audit Committee shall be comprised of three or more independent directors selected by the Board of Directors. In addition, in accordance with rules and regulations applicable to listed companies on the Nasdaq Stock Market, the Board may decide to appoint one additional director to the Audit Committee who is not an independent director if the Board, under exceptional and limited circumstances, determines that such director's membership on the Audit Committee is in the best interests of the Corporation and its stockholders, and the Corporation discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

    The Audit Committee members shall be re-appointed following each annual election of directors. A majority of the Audit Committee shall select a Chairman of the Committee at least annually and at such other intervals as the Committee may decide.

    All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

III.  MEETINGS

    The Committee shall meet on a regular basis and shall hold special meetings as circumstances require. Minutes will be kept of each meeting of the Audit Committee and will be provided to each member of the Board. The President, Chief Financial Officer, Controller and any other officer of the Corporation shall be required to attend meetings of the Audit Committee upon the request of the Committee.

IV.  RESPONSIBILITIES AND DUTIES

    To fulfill its responsibilities and duties the Audit Committee shall:

    1.
    Review this Charter at least annually and recommend any changes to the Board.

    2.
    Review with management and the independent auditors the Corporation's annual and quarterly financial statements prior to the filing of the Corporation's Reports on Form 10-K and 10-Q, and any other relevant reports or other financial information of the Corporation.

A-1

    3.
    Review the regular internal financial reports prepared by management and any internal auditing department.

    4.
    Recommend to the Board of Directors the selection of the independent auditors and approve the fees and other compensation to be paid to the independent auditors. On an annual basis, the Committee shall obtain a formal written statement from the independent auditors delineating all relationships between the auditors and the Corporation consistent with Independence Standards Board Standard 1, and shall review and discuss with the auditors all significant relationships the auditors have with the Corporation to determine the auditors' independence.

    5.
    Review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant.

    6.
    Following completion of the annual audit, review separately with the independent auditors, the internal auditing department, if any, and management any significant difficulties encountered during the course of the audit, and discuss with these parties the matters required to be discussed under Statement of Auditing Standards No. 61, as it may be modified or supplemented from time to time.

    7.
    The Audit Committee shall have the power to conduct investigations of any matter brought to its attention in furtherance of the Committee's responsibilities under this Charter, and shall be empowered with full access to all books, records, facilities and personnel of the Corporation and the power to retain outside counsel or other experts for this purpose. The Board of Directors and management shall cooperate fully with any such investigations.

    8.
    Perform any other activities consistent with this Charter, the Corporation's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

    9.
    Review with management, the external auditors and internal auditors, if any, the adequacy of the Corporation's internal accounting controls and procedures.

A-2

VALUECLICK, INC.
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 11, 2001
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints James R. Zarley and Kurt A. Johnson, and each of them, the attorneys, agents and proxies of the undersigned, with full powers of substitution to each, to attend and act as proxy or proxies of the undersigned at the Annual Meeting of Stockholders of ValueClick, Inc. to be held at our corporate headquarters, 4360 Park Terrace Drive, Suite 100, Westlake Village, California, on Friday, May 11, 2001 at 10:00 AM, and at any and all adjournments thereof, and to vote as specified herein the number of shares which the undersigned, if personally present, would be entitled to vote.

PLEASE SIGN AND DATE ON REVERSE SIDE

/*\ FOLD AND DETACH HERE /*\

Please mark your votes as indicated in this example	X

FOR all nominees listed below (except as indicated to the contrary below ).	WITHHOLD AUTHORITY to vote for all nominees listed below.
1. Election of Directors	2.	Other Business. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and at any and all adjournments thereof. The board of directors at present knows of no other business to be presented by or on behalf of ValueClick or the board of directors at the meeting.
Director nominees:
James R. Zarley, Earl A. Malm II, Brian Coryat, Steven J. Umberger, David S. Buzby, Robert D. Leppo, Martin T. Hart, Jeffrey E. Epstein and Barry Salzman.		Do you plan to attend the meeting:	YES / /	NO / /
INSTRUCTION: To Withhold Authority to vote for any individual nominee, write that nominee's name in the space below.		PLEASE SIGN AND DATE BELOW

The undersigned hereby ratifies and confirms all that the attorneys and proxies, or any of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at the meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement accompanying such notice.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS

Signature(s)
   Dated
, 2001 Please date this proxy card and sign above exactly as your name appears on this card. Joint owners should each sign personally. Corporate proxies should be signed by an authorized officer. Executors, administrators, trustees, etc., should give their full titles.

/*\ FOLD AND DETACH HERE /*\

QuickLinks

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 11, 2001
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
INFORMATION ABOUT VALUECLICK COMMON STOCK OWNERSHIP
INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS
Executive Compensation Table
  Stock Options Granted During 2000
  Aggregate Option Values at December 31, 2000
  Employment Agreements
  Options Granted Under Employment Agreements
Reports of the Compensation Committee and Audit Committee
The Report of the Compensation Committee on Executive Compensation
The Report of the Audit Committee on ValueClick's Audited Financial Statements
  Audit and Non-Audit Fees
Performance Graph
Comparison of Total Return to Stockholder Among ValueClick, NASDAQ Stock Market (U.S.) Index and JP Morgan H & Q Internet 100 Index.
DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD
  Proposal 1: Elect Nine Directors
Nominees
The board recommends that you vote "FOR" the election of all nine nominees for director.
INFORMATION ABOUT STOCKHOLDER PROPOSALS
APPENDIX AUDIT COMMITTEE CHARTER VALUECLICK, INC.
  I. PURPOSE
  II. COMPOSITION
  III. MEETINGS
  IV. RESPONSIBILITIES AND DUTIES